UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2018

Dex Liquidating Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

7 West 41st Avenue - #245, San Mateo, CA (Address of Principal Executive Offices)	94403 (Zip Code)

Registrant’s telephone number, including area code: (415) 839-8488

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2018, Dex Liquidating Co. executed a Stipulation by and Between the Debtor and Alpha Capital Anstalt Resolving, Inter Alia, Objections to Claim No. 101, which was filed with the United States Bankruptcy Court for the District of Delaware, together with a motion seeking court approval of the Stipulation. Under the Stipulation, and subject to court approval, Dex Liquidating Co. has agreed to pay Alpha Capital Anstalt the amount of $425,000 in full settlement of its claim and in exchange for releases. The Stipulation is filed as Exhibit 99.1 hereto.

On August 24, 2018, Dex Liquidating Co. executed a Stipulation by and Among the Debtor and Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Resolving, Inter Alia, Objections to Claim Nos. 13 and 14, which was filed with the United States Bankruptcy Court for the District of Delaware, together with a motion seeking court approval of the Stipulation. Under the Stipulation, and subject to court approval, Dex Liquidating Co. has agreed to pay Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., collectively, the amount of $425,000 in full settlement of their claims and in exchange for releases. The Stipulation is filed as Exhibit 99.2 hereto.

Item 8.01. Other Events.

On August 27, 2018, Dex Liquidating Co. filed with the United States Bankruptcy Court for the District of Delaware its Disclosure Statement Relating to Debtor’s First Amended Chapter 11 Plan of Liquidation, together with Debtor’s First Amended Chapter 11 Plan of Liquidation, which is an exhibit thereto.

The Disclosure Statement Relating to Debtor’s First Amended Chapter 11 Plan of Liquidation and its exhibits are filed hereto as Exhibit 99.3.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stipulation by and Between the Debtor and Alpha Capital Anstalt Resolving, Inter Alia, Objections to Claim No. 101
99.2	Stipulation by and Among the Debtor and Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Resolving, Inter Alia, Objections to Claim Nos. 13 and 14
99.3	Disclosure Statement Relating to Debtor’s First Amended Chapter 11 Plan of Liquidation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex Liquidating Co.

Date: August 27, 2018	/s/ Matthew English
Matthew English
Chief Restructuring Officer